UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 23, 2003

(Date of Report)

(Date of Earliest Event Reported)

DRUGSTORE.COM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-26137	04-3416255
(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)

13920 SE EASTGATE WAY, SUITE 300, BELLEVUE, WASHINGTON 98005

(Address of Principal Executive Offices, Including Zip Code)

(425) 372-3200

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press release dated October 23, 2003

Item 12. Results and Operations and Financial Condition.

On October 23, 2003, drugstore.com, inc. issued a press release to report its financial results for the fiscal quarter ended September 28, 2003 and certain other information. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRUGSTORE.COM, INC. (Registrant)

By:	/s/ ROBERT A. BARTON

Robert A. Barton Vice President, Chief Financial Officer, and Treasurer

Date: October 23, 2003